UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 20, 2005

ISCO INTERNATIONAL, INC.

(Exact Name of Issuer as Specified in Charter)

DELAWARE	000-22302	36-3688459
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, ILLINOIS 60007

(Address of Principal Executive Offices)

(847) 391-9400

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events.

On Friday, January 21, 2005, the Company will hold an investor conference call at 4:00 pm eastern time to introduce Mr. John S. Thode, the Company’s new President and Chief Executive Officer, to investors. Information on how to participate on the call is provided in the press release that is attached to this Current Report on Form 8-K as Exhibit 99.1 and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibit No.	Description
	99.1	Press Release of ISCO International, Inc. dated January 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISCO INTERNATIONAL, INC.

Date: January 20, 2005	By:	/s/ Frank Cesario
Frank Cesario
Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
99.1*	Press Release of ISCO International, Inc. dated January 20, 2005

*	Filed herewith